FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 1997-1
-------------------------------------------------------------------------------
FIRST SIERRA RECEIVABLES IV, INC.
MONTHLY SERVICER CERTIFICATE - PAYMENT SUMMARY
COLLECTION PERIOD ENDED DECEMBER 1, 1998

Available Amount to Note Holders:                                                    5,920,740.13

Disbursements from Collection Account: Section 3.04(b) of the Servicing Agreement

(i)       Initial Unpaid Amounts inadvertently deposited in Collection Account                 --
(ii)      Indemnity Payments paid inadvertently deposited in Collection Account                --
(iii)     Aggregate of:
           (a) Unreimbursed Servicer Advances                                          634,391.89
           (b) Servicer Fees from current and prior Collection Period                   66,231.75
           (c) Servicing Charges inadvertently deposited in Collection Account                 --
(iv)      Current and unpaid Back-up Servicing Fees                                      2,649.27
(v)       Premium Amount due on Payment Date and unpaid Premium Amounts                 16,983.64
          Adjustment to prior month premium amount                                             --
(vi)      Indenture Trustee Fee due on Payment Date and unpaid Indenture
            Trustee Fees                                                                   291.67
(vii)     Reimbursable Trustee Expenses pre 7.07(a)(ii)                                        --
(viii)    Class A-1 through A-4 Note Interest on a pari passu basis:
           Class A-1 Note Interest                                                             --
           Adjustment to prior month Class A-1 Note Interest                                   --
           Class A-2 Note Interest                                                     295,323.09
           Class A-3 Note Interest                                                     272,663.71
           Class A-4 Note Interest                                                     202,342.75
(ix)      Class B-1 Note Interest                                                       18,157.20
(x)       Letter of Credit Bank Fee and unpaid amounts                                   1,450.47
(xi)      Class B-2 Note Interest                                                       17,010.02
(xii)     Class A-1 through A-4 Principal Distribution Amount:
           Class A-1 Principal Distribution Amount                                             --
           Class A-2 Principal Distribution Amount                                   4,104,625.59
           Class A-3 Principal Distribution Amount                                             --
           Class A-4 Principal Distribution Amount                                             --
(xiii)    Note Insuer Reimbursement Amount                                                     --
(xiv)     Class B-1 Base Principal Distribution Amount plus Class B-1
            Overdue Principal                                                           89,230.99
(xv)      Class B-2 Base Principal Distribution Amount plus Class B-2
            Overdue Principal                                                           89,230.99
(xvi)     Letter of Credit Reimbursement Amount                                                --
(xvii)    Class B-3 Note Interest                                                       18,460.48
(xviii)   Class B-3 Base Principal Distribution Amount plus Class B-3
            Overdue Principal                                                           89,230.99
(xix)     Excess Indenture Trustee Expenses over those permitted by
            Section 7.07(a)(ii)                                                                --
(xx)      Letter of Credit Additional Reimbursement Amount                                     --
(xxi)     Other Amounts Due Servicer under Servicing Agreement                                 --

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 1997-1
-------------------------------------------------------------------------------
FIRST SIERRA RECEIVABLES IV, INC.
MONTHLY SERVICER CERTIFICATE - PAYMENT SUMMARY
COLLECTION PERIOD ENDED DECEMBER 1, 1998


(xxii)    Remaining Amount to Residual Holder                                                   -
          Additional Principal Distribution Amount to Noteholders
           Class A-1 additional Principal Distribution Amount                                   -
           Class A-2 additional Principal Distribution Amount                            2,314.67
           Class A-3 additional Principal Distribution Amount                                   -
           Class A-4 additional Principal Distribution Amount                                   -
           Class B-1 additional Principal Distribution Amount                               50.32
           Class B-2 additional Principal Distribution Amount                               50.32
           Class B-3 additional Principal Distribution Amount                               50.32


          Reviewed By:



          ----------------------------------
          Craig M. Spencer
          Senior Vice President and
           Chief Accounting Officer

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 1997-1
-------------------------------------------------------------------------------
FIRST SIERRA RECEIVABLES IV, INC.
MONTHLY SERVICER CERTIFICATE - NOTE BALANCE ROLLFORWARD
COLLECTION PERIOD ENDED DECEMBER 1, 1998




                                    Initial            Beginning             Base                Additional
                                   Principal           Principal           Principal              Principal
    Class                           Balance             Balance           Distribution          Distribution
    -----                          ---------           ---------          ------------          -------------

Class A-1                        32,998,000.00                 --                   --                   --
Class A-2                        85,479,000.00        55,809,087.05         4,104,625.59             2,314.67
Class A-3                        51,527,000.00        51,527,000.00                 --                   --
Class A-4                        38,238,000.00        38,238,000.00                 --                   --
                                --------------       --------------       --------------       --------------
  Total Class A                 208,242,000.00       145,574,087.05         4,104,625.59             2,314.67

Class B-1                         4,527,000.00         3,164,654.07            89,230.99                50.32
Class B-2                         4,527,000.00         3,164,654.07            89,230.99                50.32
Class B-3                         4,527,000.00         3,164,654.07            89,230.99                50.32
                                --------------       --------------       --------------       --------------
Total                           221,823,000.00       155,068,049.26         4,372,318.57             2,465.62


                                       Total              Ending               Ending
                                     Principal           Principal          Certificate
    Class                          Distribution           Balance              Factor
   ------                          ------------          ---------          ------------

Class A-1                                 --                   --              0.0000000
Class A-2                         4,106,940.26        51,702,146.79            0.6048520
Class A-3                                 --          51,527,000.00            1.0000000
Class A-4                                 --          38,238,000.00            1.0000000
                                --------------       --------------       --------------
  Total Class A                   4,106,940.26       141,467,146.79            0.6793401

Class B-1                            89,281.31         3,075,372.76            0.6793401
Class B-2                            89,281.31         3,075,372.76            0.6793401
Class B-3                            89,281.31         3,075,372.76            0.6793401
                                --------------       --------------       --------------
Total                             4,374,784.19       150,693,265.07

ADCPB at end of Collection Period                    154,494,660.83
                                                     --------------
Excess of ending ADCPB over ending
 note balance                                          3,801,395.76
Floor                                                  4,527,025.86
                                                     --------------
 Difference                                             (725,630.09)

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 1997-1
--------------------------------------------------------------------------------
FIRST SIERRA RECEIVABLES IV, INC.
MONTHLY SERVICER CERTIFICATE - PRIORITY OF PAYMENTS
COLLECTION PERIOD ENDED DECEMBER 1, 1998

AVAILABLE FUNDS
     Collection Account balance, as of November 30, 1998                                      2,527,534.19
     Investment earnings on amounts in Collection Account                                         9,723.98
     Payments due Collection Account from last 3 business days of Collection Period           1,289,615.04
     Additional contribution for terminated trade-ups and rebooked leases                             --
     Servicer Advance on current Determination Date                                           2,093,866.92
                                                                                              ------------
       Available Funds on Payment Date                                                        5,920,740.13
INITIAL UNPAID AMOUNTS INADVERTENTLY DEPOSITED IN COLLECTION ACCOUNT                                  --
                                                                                              ------------
 REMAINING AVAILABLE FUNDS                                                                    5,920,740.13
INDEMNITY PAYMENTS PAID INADVERTENTLY DEPOSITED IN COLLECTION ACCOUNT                                 --
                                                                                              ------------
 REMAINING AVAILABLE FUNDS                                                                    5,920,740.13
UNREIMBURSED SERVICER ADVANCES
     Unreimbursed Servicer Advances due                                                         634,391.89
     Unreimbursed Servicer Advances paid                                                        634,391.89
                                                                                              ------------
       Unreimbursed Servicer Advances remaining unpaid                                                --
                                                                                              ------------
 REMAINING AVAILABLE FUNDS                                                                    5,286,348.24
SERVICER FEES
     Servicer Fees due                                                                           66,231.75
     Servicer Fees paid                                                                          66,231.75
                                                                                              ------------
       Servicer Fees remaining unpaid                                                                 --
                                                                                              ------------
 REMAINING AVAILABLE FUNDS                                                                    5,220,116.49
SERVICER CHARGES INADVERTENTLY DEPOSITED IN COLLECTION ACCOUNT                                        --
                                                                                              ------------
 REMAINING AVAILABLE FUNDS                                                                    5,220,116.49
BACK-UP SERVICER FEES
     Back-up Servicer Fees due                                                                    2,649.27
     Back-up Servicer Fees paid                                                                   2,649.27
                                                                                              ------------
       Back-up Servicer Fees remaining unpaid                                                         --
                                                                                              ------------
 REMAINING AVAILABLE FUNDS                                                                    5,217,467.22
PREMIUM AMOUNT
     Premium Amount due                                                                          16,983.64
     Premium Amount paid                                                                         16,983.64
                                                                                              ------------
       Premium Amount remaining unpaid                                                                --
                                                                                              ------------
 REMAINING AVAILABLE FUNDS                                                                    5,200,483.57
INDENTURE TRUSTEE FEE DUE ON PAYMENT DATE AND UNPAID INDENTURE TRUSTEE FEES
     Indenture Trustee Fee due                                                                      291.67
     Indenture Trustee Fee paid                                                                     291.67
                                                                                              ------------
       Indenture Trustee Fee remaining unpaid                                                         --
                                                                                              ------------
 REMAINING AVAILABLE FUNDS                                                                    5,200,191.90

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 1997-1
--------------------------------------------------------------------------------
FIRST SIERRA RECEIVABLES IV, INC.
MONTHLY SERVICER CERTIFICATE - PRIORITY OF PAYMENTS
COLLECTION PERIOD ENDED DECEMBER 1, 1998

REIMBURSABLE TRUSTEE EXPENSES PER 7.07(a)(ii)
     Total Indenture Trustee Expenses due                                                               --
     Cap on Indenture Trustee Expenses per 7.07 (a)(ii)                                            75,000.00
                                                                                              --------------
     Total Indenture Trustee Expenses paid                                                              --
                                                                                              --------------
       Indenture Trustee Expenses unpaid

 REMAINING AVAILABLE FUNDS                                                                      5,200,191.90
CLASS A-1 THROUGH A-4 NOTE INTEREST ON A PARI PASSU BASIS:
     Class A-1 Note Interest                                                                            --
     Class A-2 Note Interest                                                                      295,323.09
     Class A-3 Note Interest                                                                      272,663.71
     Class A-4 Note Interest                                                                      202,342.75
                                                                                              --------------
       Total Class A Interest due                                                                 770,329.54
                                                                                              --------------
 REMAINING AVAILABLE FUNDS                                                                      4,429,862.36
CLASS B-1 NOTE INTEREST
     Class B-1 Note Interest due                                                                   18,157.20
     Class B-1 Note Interest paid                                                                  18,157.20
                                                                                              --------------
       Class B-1 Note Interest remaining unpaid                                                         --
                                                                                              --------------
 REMAINING AVAILABLE FUNDS                                                                      4,411,705.16
LETTER OF CREDIT BANK FEE AND UNPAID AMOUNTS
     Letter of Credit Bank Fee due                                                                  1,450.47
     Letter of Credit Bank Fee paid                                                                 1,450.47
                                                                                              --------------
       Letter of Credit Bank Fee remaining unpaid                                                       --
                                                                                              --------------
 REMAINING AVAILABLE FUNDS                                                                      4,410,254.69
CLASS B-2 NOTE INTEREST
     Class B-2 Note Interest due                                                                   17,010.02
     Class B-2 Note Interest paid                                                                  17,010.02
                                                                                              --------------
       Class B-2 Note Interest remaining unpaid                                                         --
                                                                                              --------------
 REMAINING AVAILABLE FUNDS                                                                      4,393,244.67
CLASS A BASE PRINCIPAL DISTRIBUTION
     Class A Base Principal Distribution Amount due                                             4,104,625.59
     Class A Note Principal Balance as of preceding Payment Date                              145,574,087.05
                                                                                              --------------
     Class A Base Principal Distribution Amount paid                                            4,104,625.59
                                                                                              --------------
       Class A Base Principal Distribution Amount remaining unpaid                                      --

     Class A-1 Note Principal Balance as of preceding Payment Date                                      --
     Class A-1 Base Principal Distribution Amount paid                                                  --
                                                                                              --------------
       Class A-1 Note Principal Balance after distribution on Payment Date                              --
                                                                                              --------------

     Remaining Class A Base Principal Distribution Amount                                       4,104,625.59
                                                                                              --------------

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 1997-1
--------------------------------------------------------------------------------
FIRST SIERRA RECEIVABLES IV, INC.
MONTHLY SERVICER CERTIFICATE - PRIORITY OF PAYMENTS
COLLECTION PERIOD ENDED DECEMBER 1, 1998


  Class A-2 Note Principal Balance as of preceding Payment Date                               55,809,087.05
  Class A-2 Base Principal Distribution Amount paid                                            4,104,625.59
                                                                                              -------------
    Class A-2 Note Principal Balance after distribution on Payment Date                       51,704,461.46

  Remaining Class A Base Principal Distribution Amount                                                 --
                                                                                              -------------

  Class A-3 Note Principal Balance as of preceding Payment Date                               51,527,000.00
  Class A-3 Base Principal Distribution Amount paid                                                    --
                                                                                              -------------
    Class A-3 Note Principal Balance after distribution on Payment Date                       51,527,000.00

  Remaining Class A Base Principal Distribution Amount                                                 --
                                                                                              -------------
  Class A-4 Note Principal Balance as of preceding Payment Date                               38,238,000.00
  Class A-4 Base Principal Distribution Amount paid                                                    --
                                                                                              -------------
    Class A-4 Note Principal Balance after distribution on Payment Date                       38,238,000.00

 REMAINING AVAILABLE FUNDS                                                                       288,619.08

NOTE INSURER REIMBURSEMENT AMOUNT
  Note Insuer Reimbursement Amount due                                                                 --
  Note Insuer Reimbursement Amount paid                                                                --
                                                                                              -------------
  Note Insuer Reimbursement Amount remaining unpaid                                                    --
 REMAINING AVAILABLE FUNDS                                                                       288,619.08

CLASS B-1 BASE PRINCIPAL DISTRIBUTION
  Class B-1 Note Principal Balance as of preceding Payment Date                                3,164,654.07
  Class B-1 Base Principal Distribution due                                                       89,230.99
  Class B-1 Base Principal Distribution paid                                                      89,230.99
                                                                                              -------------
    Class B-1 Base Principal Distribution remaining unpaid                                             --
    Class B-1 Note Principal Balance after distribution on Payment Date                        3,075,423.08

 REMAINING AVAILABLE FUNDS                                                                       199,388.09

CLASS B-2 BASE PRINCIPAL DISTRIBUTION
  Class B-2 Note Principal Balance as of preceding Payment Date                                3,164,654.07
  Class B-2 Base Principal Distribution due                                                       89,230.99
  Class B-2 Base Principal Distribution paid                                                      89,230.99
                                                                                              -------------
    Class B-2 Base Principal Distribution remaining unpaid                                             --
    Class B-2 Note Principal Balance after distribution on Payment Date                        3,075,423.08

 REMAINING AVAILABLE FUNDS                                                                       110,157.10

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 1997-1
--------------------------------------------------------------------------------
FIRST SIERRA RECEIVABLES IV, INC.
MONTHLY SERVICER CERTIFICATE - PRIORITY OF PAYMENTS
COLLECTION PERIOD ENDED DECEMBER 1, 1998


LETTER OF CREDIT REIMBURSEMENT AMOUNT
     Letter of Credit Reimbursement Amount due                                                        --
     Letter of Credit Reimbursement Amount paid                                                       --
                                                                                              ------------
       Letter of Credit Reimbursement Amount remaining unpaid                                         --
 REMAINING AVAILABLE FUNDS                                                                      110,157.10
CLASS B-3 NOTE INTEREST
     Class B-3 Note Interest due                                                                 18,460.48
     Class B-3 Note Interest paid                                                                18,460.48
                                                                                              ------------
       Class B-3 Note Interest remaining unpaid                                                       --
                                                                                              ------------
 REMAINING AVAILABLE FUNDS                                                                       91,696.62

CLASS B-3 BASE PRINCIPAL DISTRIBUTION
     Class B-3 Note Principal Balance as of preceding Payment Date                            3,164,654.07
     Class B-3 Base Principal Distribution due                                                   89,230.99
     Class B-3 Base Principal Distribution paid                                                  89,230.99
                                                                                              ------------
       Class B-3 Base Principal Distribution remaining unpaid                                         --
       Class B-3 Note Principal Balance after distribution on Payment Date                    3,075,423.08

 REMAINING AVAILABLE FUNDS                                                                        2,465.62
INDENTURE TRUSTEE EXPENSES IN EXCESS OF SECTION 7.07(a)(ii)
     Indenture Trustee Expenses unpaid per above                                                      --
     Remaining Indenture Trustee Expenses paid                                                        --
                                                                                              ------------
       Remaining Indenture Trustee Expenses unpaid                                                    --
 REMAINING AVAILABLE FUNDS                                                                        2,465.62

ADDITIONAL LETTER OF CREDIT REIMBURSEMENT AMOUNT
     Additional Letter of Credit Reimbursement Amount due                                             --
     Additional Letter of Credit Reimbursement Amount paid                                            --
                                                                                              ------------
     Additional Letter of Credit Reimbursement Amount remaining unpaid                                --
 REMAINING AVAILABLE FUNDS                                                                        2,465.62

OTHER AMOUNTS DUE SERVICER UNDER SERVICING AGREEMENT
     Other Amounts Due Servicer under Servicing Agreement due                                         --
     Other Amounts Due Servicer under Servicing Agreement paid                                        --
                                                                                              ------------
     Other Amounts Due Servicer under Servicing Agreement remaining unpaid                            --
 REMAINING AVAILABLE FUNDS                                                                        2,465.62

DIFFERENCE BETWEEN EXCESS OF ADCPB OVER ENDING NOTE BALANCES AND FLOOR                          728,095.72

AMOUNT PAYABLE TO RESIDUAL HOLDER                                                                     --

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 1997-1
--------------------------------------------------------------------------------
FIRST SIERRA RECEIVABLES IV, INC.
MONTHLY SERVICER CERTIFICATE - PRIORITY OF PAYMENTS
COLLECTION PERIOD ENDED DECEMBER 1, 1998


 REMAINING AVAILABLE FUNDS TO NOTE HOLDERS                                                           2,465.62

CLASS A ADDITIONAL PRINCIPAL DISTRIBUTION
     Remaining Available Funds to Note Holders                                                       2,465.62
     Adjusted Principal Distribution Sharing Ratio                                                     93.878%
                                                                                              ---------------
     Additional Principal Distribution to Class A                                                    2,314.67

     Class A Note Principal Balance after payment above                                        141,469,461.46
                                                                                              ---------------
     Class A additional Principal Distribution Amount paid                                           2,314.67
                                                                                              ---------------
       Excess cash after payment of additional Class A Principal Distribution                            --

     Class A-1 Note Principal Balance after payment above                                                --
     Class A-1 additional Principal Distribution Amount paid                                             --
                                                                                              ---------------
       Class A-1 Note Principal Balance after distribution on Payment Date                               --
                                                                                              ---------------

     Remaining Class A additional Principal Distribution Amount                                      2,314.67
                                                                                              ---------------

     Class A-2 Note Principal Balance after payment above                                       51,704,461.46
     Class A-2 additional Principal Distribution Amount paid                                         2,314.67
                                                                                              ---------------
       Class A-2 Note Principal Balance after distribution on Payment Date                      51,702,146.79

     Remaining Class A additional Principal Distribution Amount                                          --
                                                                                              ---------------

     Class A-3 Note Principal Balance after payment above                                       51,527,000.00
     Class A-3 additional Principal Distribution Amount paid                                             --
                                                                                              ---------------
       Class A-3 Note Principal Balance after distribution on Payment Date                      51,527,000.00

     Remaining Class A additional Principal Distribution Amount                                          --
                                                                                              ---------------

     Class A-4 Note Principal Balance after payment above                                       38,238,000.00
     Class A-4 additional Principal Distribution Amount paid                                             --
                                                                                              ---------------
       Class A-4 Note Principal Balance after distribution on Payment Date                      38,238,000.00

CLASS B-1 ADDITIONAL PRINCIPAL DISTRIBUTION
     Remaining Available Funds to Note Holders                                                       2,465.62
     Adjusted Principal Distribution Sharing Ratio                                                      2.041%
                                                                                              ---------------
     Additional Principal Distribution to Class B-1                                                     50.32

     Class B-1 Note Principal Balance after payment above                                        3,075,423.08
     Class B-1 additional Principal Distribution paid                                                   50.32
                                                                                              ---------------
       Class B-1 Note Principal Balance after distribution on Payment Date                       3,075,372.76

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 1997-1
--------------------------------------------------------------------------------
FIRST SIERRA RECEIVABLES IV, INC.
MONTHLY SERVICER CERTIFICATE - PRIORITY OF PAYMENTS
COLLECTION PERIOD ENDED DECEMBER 1, 1998


CLASS B-2 ADDITIONAL PRINCIPAL DISTRIBUTION
     Remaining Available Funds to Note Holders                                                     2,465.62
     Adjusted Principal Distribution Sharing Ratio                                                    2.041%
                                                                                              -------------
     Additional Principal Distribution to Class B-2                                                   50.32

     Class B-2 Note Principal Balance after payment above                                      3,075,423.08
     Class B-2 additional Principal Distribution paid                                                 50.32
                                                                                              -------------
       Class B-2 Note Principal Balance after distribution on Payment Date                     3,075,372.76

CLASS B-3 ADDITIONAL PRINCIPAL DISTRIBUTION
     Remaining Available Funds to Note Holders                                                     2,465.62
     Adjusted Principal Distribution Sharing Ratio                                                    2.041%
                                                                                              -------------
     Additional Principal Distribution to Class B-3                                                   50.32

     Class B-3 Note Principal Balance after payment above                                      3,075,423.08
     Class B-3 additional Principal Distribution paid                                                 50.32
                                                                                              -------------
       Class B-3 Note Principal Balance after distribution on Payment Date                     3,075,372.76

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 1997-1
--------------------------------------------------------------------------------
FIRST SIERRA RECEIVABLES IV, INC.
MONTHLY SERVICER CERTIFICATE - FEE CALCULATION
COLLECTION PERIOD ENDED DECEMBER 1, 1998

CALCULATION OF BASE PRINCIPAL AMOUNT
      ADCPB, beginning of Collection Period                                                  158,956,210.39
      ADCPB, end of Collection Period                                                        154,494,660.83
                                                                                             --------------
        Base Principal Amount                                                                  4,461,549.56

UNREIMBURSED SERVICING ADVANCES
      Unreimbursed Servicing Advances from previous Collection Period                          2,545,055.59
      Servicing Advances collected during the current Collection Period                        1,910,663.70
                                                                                             --------------
        Unreimbursed Servicing Advances as of current Determination Date                         634,391.89

CALCULATION OF INTEREST DUE
                          Beginning                                      Current                                       Total
                          Principal                  Interest           Interest             Overdue                 Interest
  Class                    Balance                     Rate                Due               Interest                   Due
  -----                   ---------                    ----                ---               ---------                  ---

Class A-1                        --                   5.7325%                  --                    --                    --
Class A-2               55,809,087.05                 6.3500%            295,323.09                  --              295,323.09
Class A-3               51,527,000.00                 6.3500%            272,663.71                  --              272,663.71
Class A-4               38,238,000.00                 6.3500%            202,342.75                  --              202,342.75
Class B-1                3,164,654.07                 6.8850%             18,157.20                  --               18,157.20
Class B-2                3,164,654.07                 6.4500%             17,010.02                  --               17,010.02
Class B-3                3,164,654.07                 7.0000%             18,460.48                  --               18,460.48
                      ---------------                               ---------------       ---------------       ---------------
                       155,068,049.26                 6.3762%            823,957.24                  --              823,957.24


CALCULATION OF PRINCIPAL DUE

                               Base            Base                                Total
                             Principal      Principal          Overdue           Principal
 Class                      Amount Pct.       Amount           Principal            Due
 -----                      -----------       ------           ---------            ---
Class A                       92.0%       4,104,625.59               --         4,104,625.59
Class B-1                      2.0%          89,230.99               --            89,230.99
Class B-2                      2.0%          89,230.99               --            89,230.99
Class B-3                      2.0%          89,230.99               --            89,230.99
                                          ------------       ------------       ------------
                                          4,372,318.57               --         4,372,318.57

CALCULATION OF SERVICER FEE
      ADCPB as of the prior Calculation Date                       158,956,210.39
      Servicer Fee Rate                                                    0.500%
      One-twelfth                                                            1/12
                                                                  ---------------
      Servicer Fee due current period                                   66,231.75
      Prior Servicer Fee arrearage                                           --
                                                                             --
                                                                  ---------------
      Servicer Fee due                                                  66,231.75

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 1997-1
--------------------------------------------------------------------------------
FIRST SIERRA RECEIVABLES IV, INC.
MONTHLY SERVICER CERTIFICATE - FEE CALCULATION
COLLECTION PERIOD ENDED DECEMBER 1, 1998


CALCULATION OF BACK-UP SERVICER FEE
      ADCPB as of the prior Calculation Date                                                   158,956,210.39
      Back-up Servicer Fee Rate                                                                         0.020%
      One-twelfth                                                                                        1/12
                                                                                              ---------------
      Back-up Servicer Fee due Current Period                                                        2,649.27
      less overpayment from prior period                                                                 --
      Prior Back-up Servicer Fee Arrearage                                                               --
                                                                                              ---------------
      Back-up Servicer Fee due                                                                       2,649.27

CALCULATION OF PREMIUM AMOUNT
      Class A Principal Amount as of the immediately preceding Collection Period               145,574,087.05
      Premium Rate                                                                                      0.140%
      One-twelfth                                                                                        1/12
                                                                                              ---------------
      Premium Amount due Current Period                                                             16,983.64
      Prior Premium Amount arrearage                                                                     --
                                                                                              ---------------
        Total Premium Amount due                                                                    16,983.64

INDENTURE TRUSTEE FEE (PER PAYMENT DATE)
      Indenture Trustee Fee (per Payment Date)                                                         291.67
      Prior Indenture Trustee Fee arrearage                                                              --
                                                                                              ---------------
      Total Indenture Trustee Fee due                                                                  291.67

CALCULATION OF LETTER OF CREDIT BANK FEE
      Total Facility Face Amount (Class B-2 Note Principal Balance as of Deter. Date)            3,164,654.07
      Letter of Credit Bank Fee Rate                                                                     0.55%
      One-twelfth                                                                                        1/12
                                                                                              ---------------
      Letter of Credit Bank Fee due Current Period                                                   1,450.47
      Letter of Credit Bank Fee arrearage                                                                --
                                                                                              ---------------
        Total Letter of Credit Bank Fee arrearage due                                                1,450.47

LETTER OF CREDIT REIMBURSEMENT AMOUNT
      Letter of Credit Reimbursement Amount due current period                                           --
      Prior Letter of Credit Reimbursement Amount arrearage                                              --
                                                                                              ---------------
        Total Letter of Credit Reimbursement Amount due                                                  --

INDENTURE TRUSTEE EXPENSES
      Indenture Trustee Expenses due                                                                     --
      Prior Indenture Trustee Expenses arrearage                                                         --
                                                                                              ---------------
      Total Indenture Trustee Expenses due                                                               --

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 1997-1
--------------------------------------------------------------------------------
FIRST SIERRA RECEIVABLES IV, INC.
MONTHLY SERVICER CERTIFICATE - FEE CALCULATION
COLLECTION PERIOD ENDED DECEMBER 1, 1998


ADDITIONAL LETTER OF CREDIT REIMBURSEMENT AMOUNT
      Additional Letter of Credit Reimbursement Amount due current period                               --
      Prior Additional Letter of Credit Reimbursement Amount arrearage                                  --
                                                                                              --------------
        Total Additional Letter of Credit Reimbursement Amount due                                      --

OTHER AMOUNTS DUE SERVICER UNDER SERVICING AGREEMENT
      Other Amounts Due Servicer under Servicing Agreement - current period                             --
      Prior Other Amounts Due Servicer under Servicing Agreement - arrearage                            --
                                                                                              --------------
      Total Other Amounts Due Servicer under Servicing Agreement                                        --

FLOOR CALCULATION
      Initial ADCPB                                                                           226,351,292.85
      Floor percent                                                                                     2.00%
                                                                                              --------------
      Floor                                                                                     4,527,025.86

      ADCPB as of end of immediately preceding Collection Period                              154,494,660.83

      Aggregate Note Balances prior to any payment on current Payment Date                    155,068,049.26
      Payments on payment date prior to application of Floor Amount, if any
      Class A                                                                                   4,104,625.59
      Class B-1                                                                                    89,230.99
      Class B-2                                                                                    89,230.99
      Class B-3                                                                                    89,230.99
                                                                                              --------------
        Total Base Principal Amount distributions on current payment date                       4,372,318.57
                                                                                              --------------
      Aggregate Note Balance after payment of Base Principal Amount                           150,695,730.69
                                                                                              --------------
      Excess of ADCPB over Ending Note Balances                                                 3,798,930.14

      Difference between excess and floor                                                         728,095.72

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 1997-1
--------------------------------------------------------------------------------
FIRST SIERRA RECEIVABLES IV, INC.
MONTHLY SERVICER CERTIFICATE - TESTS
COLLECTION PERIOD ENDED DECEMBER 1, 1998

RESTRICTING EVENT DETERMINATION:
                                                                                                          Yes/No
                                                                                                           -----
     A) Event of Servicer Termination (Yes/No)                                                              No
     B) Note Insuer has Made a Payment (Yes/No)                                                             No
     C) Gross Charge Off Event has Occurred (Yes/No)                                                        No
     D) Delinquency Trigger Event has Occurred (Yes/No)                                                     No

EVENTS OF DEFAULT: SECTION 8.01 OF INDENTURE
                                                                                                          Yes/No

     A) Failure to distribute to the Noteholders all or part of any payment of
Interest required to be made under the terms of such Notes or the Indenture
when due; and,                                                                                              No

     B) Failure to distribute to the Noteholders (x) on any payment Date, an amount equal to the principal due on the Outstanding Notes as of such Payment
Date to the extent that sufficient Available Funds are on deposit in the
Collection Account of (y) on the Class A-1 Maturity Date, the Class Class A-2
Maturity Date, the Class A-3 Maturity Date, the Class A-4 Maturity Date, the
Class B-1 Maturity Date, the Class B-2 Maturity Date, or the Class B-3 Maturity
Date, as the case may be, on any remaining principal owed on the outstanding
Class A-1 Notes, Class A-2 Notes, Class A-3 Notes, Class A-4 Notes, Class B-1
Notes, Class B-2 Notes, or Class B-3 Notes, as the case may be.                                             No


EVENTS OF SERVICER TERMINATION; SECTION 6.01 OF SERVICING AGREEMENT

Section                                Event                                                               Yes/No
-------       --------------------------------------------------------------------------------------      -------
6.01(i)        Failure to make payment required                                                             No
6.01(ii)       Failure to submit Monthly Statement                                                          No
6.01(iii)      Failure to Observe Covenants in Servicing Agreement                                          No
6.01(iv)       Servicer consents to appointment of custodian, receiver, etc.                                No
6.01(v)        Servicer files a voluntary petition for bankruptcy                                           No
6.01(vi)       Order of judgement in excess of $500,000                                                     No
6.01(vii)      Petition under bankruptcy laws against Servicer is not stayed,
                withdrawn or dismissed                                                                      No
6.01(viii)     Assignment by Servicer to a delegate its rights under Servicing
                Agreement                                                                                   No
6.01(ix)       Servicer Trigger Event as contained in the Insurance Agreement
                has occurred                                                                                No

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 1997-1
--------------------------------------------------------------------------------
FIRST SIERRA RECEIVABLES IV, INC.
MONTHLY SERVICER CERTIFICATE - TRIGGER ACCOUNT CALCULATIONS
COLLECTION PERIOD ENDED DECEMBER 1, 1998



Gross Charge Event Calculation:
                                                                                                  Result
                                                                                                 --------
    Gross Charge Off Ratio Current Period                                                          1.77%
    Gross Charge Off Ratio Prior Period                                                            2.17%
    Gross Charge Off Ratio Second Prior Period                                                     0.23%
                                                                                                   -----
      Average of Gross Charge Off Ratio for Three Periods                                           1.39%
    Maximum Allowed                                                                                 2.50%

    Gross Charge Off Ratio:

                                     ADCPB of                                                                Gross Charge Off Ratio
                                  All Defaulted             Less                                                   Charge Offs/
                                     Contracts           Recoveries          Charge Offs           ADCPB                ADCPB
                                 ---------------        ------------        -------------         -------    -----------------------
Current Period                      314,615.35            86,832.84           227,782.51       154,494,660.83             1.77%
Prior Period                        452,114.96           165,130.20           286,984.76       158,956,210.39             2.17%
Second Prior Period                 307,923.48           275,870.94            32,052.54       163,811,587.46             0.23%


Delinquency Event Calculation:
                                                                                                  Results
                                                                                                 ---------
    Delinquency Trigger Ratio Current Period                                                       3.24%
    Delinquency Trigger Ratio Prior Period                                                         2.74%
    Delinquency Trigger Ratio Second Prior Period                                                  3.22%
                                                                                                   -----
    Average of Delinquency Trigger Ratios                                                          3.07%
    Maximum Allowed                                                                                7.50%


Delinquency Trigger Ratio:
                                       A                 B                         A/B
                              ------------------   ----------------          -------------------
                                   ADCPB of           ADCPB of
                              Contract > 30 Day     All Contracts            Delinquency Trigger
                                    Past Due       As of Month-End                 Ratio:
                              ------------------   ----------------          -------------------
Current Period                    5,009,334.66       154,494,660.83                 3.24%
Prior Period                      4,358,055.12       158,956,210.39                 2.74%
Second Prior Period               5,306,401.38       164,641,362.85                 3.22%